UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 22, 2005
                        --------------------------------
                        (Date of earliest event reported)


                           Nord Oil International Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


        FLORIDA                000-29915                 65-0786722
        -------                ---------                 ----------
       State of               Commission                IRS Employer
    incorporation             File Number           Identification Number



        1 Place Ville Marie, Suite 2821, Montreal, Quebec, Canada H3B 4R4
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-448-6710
                              --------------------
                           (Issuer's telephone number)

                       BIO-TRACKING SECURITY SYSTEMS INC.

          (Former name or former address, if changed since last report)

Item 8.01.  Other Events.


On November 22, 2005, Nord Oil International Inc. (f/k/a/ BIO-TRACKING SECURITY SYSTEMS INC.) (the "Company") announced that the transaction involving Bio-Tracking Security and Nord Oil (Russia) has been officially completed further to the reverse split of the Company's stock on a 1 for 12 and the name and ticker change to Nord Oil International Inc. (NDOL). The Company is deemed to have a total shares issued and outstanding of 214,913,920, post reverse split and acquisition of Nord Oil.


      A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits Furnished.

99.1        Press Release, dated November 22, 2005.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Nord Oil International Inc.


DATE: November 22, 2005                      /s/ Jean-Francois Amyot
                                             ------------------------
                                             Jean-Francois Amyot
                                             Chairman of the Board of Directors